UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Laboratory Corporation of America Holdings

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts!
LABORATORY CORPORATION OF AMERICA HOLDINGS 2023 Annual Meeting Vote by May 10, 2023 11:59 PM ET
LABORATORY CORPORATION OF AMERICA HOLDINGS 358 SOUTH MAIN STREET BURLINGTON, NC 27215

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You invested in LABORATORY CORPORATION OF AMERICA HOLDINGS and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 11, 2023.

Get informed before you vote

View the Notice of Proxy Statement, the Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 27, 2023, to facilitate timely delivery. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor.

Smartphone users	Vote Virtually at the Meeting* May 11, 2023 9:00 A.M. EDT
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vote without entering a
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Virtually at: www.virtualshareholdermeeting.com/LH2023
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by mail.
Vote by Phone: Go to www.ProxyVote.com to view the materials, which will include a proxy card and instructions on how to vote by phone.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information

contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	Election of the members of the Company’s Board of Directors. Nominees:
1a.	Kerrii B. Anderson	For
1b.	Jean-Luc Bélingard	For
1c.	Jeffrey A. Davis	For
1d.	D. Gary Gilliland, M.D., Ph.D.	For
1e.	Kirsten M. Kliphouse	For
1f.	Garheng Kong, M.D., Ph.D.	For
1g.	Peter M. Neupert	For
1h.	Richelle P. Parham	For
1i.	Adam H. Schechter	For
1j.	Kathryn E. Wengel	For
1k.	R. Sanders Williams, M.D.	For

2.	To approve, by non-binding vote, executive compensation.	For

3.	To recommend by non-binding vote, the frequency of future non-binding votes on executive compensation.	Year

4.	Ratification of the appointment of Deloitte and Touche LLP as Laboratory Corporation of America Holdings’ independent registered public accounting firm for the year ending December 31, 2023.	For

5.	Shareholder proposal relating to a policy regarding separation of the roles of Board Chairman and Chief Executive Officer.	Against

6.	Shareholder proposal regarding a Board report on transport of nonhuman primates within the U.S.	Against

7.	Shareholder proposal regarding a Board report on known risks of fulfilling information requests and mitigation strategies.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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